EXHIBIT 10-01

GOLDEN SPIRIT ENTERPRISES LTD.

(the “Company”)

CONSENT TO ACT AS DIRECTOR

I hereby consent to act as a director, secretary, treasurer and Chief Financial Officer of the Company and acknowledge that I am not disqualified to become or to act as a director under Section 141 of the Delaware General Corporation Law.

I hereby confirm that:

1

I am not under the age of 18 years;

2

I have not been found by a court, in the United States of America or elsewhere, to be incapable of managing my own affairs;

3

I am not an undischarged bankrupt; and

4

I have not been convicted in or out of Delaware of an offence in connection with the promotion, formation or management of a corporation or unincorporated business, or of an offence involving fraud.

In addition, the undersigned hereby consents to the holding of any meeting of the directors or of a committee of the directors of the Company by means of such telephonic, electronic or other communication facility, as permit all persons participating in the subject meetings to communicate adequately with each other.

This consent shall continue in effect from year to year so long as the undersigned is re-elected to the board of directors, provided that in the event that the undersigned revokes this consent or resigns from the board of directors, this consent shall cease to have effect from the date of receipt in writing by the Company of such revocation or resignation, as the case may be, or, if the latter, the effective date of such resignation.

DIRECTORS HAVE SUBSTANTIAL DUTIES AND OBLIGATIONS AND MAY BE SUBJECT TO SIGNIFICANT LIABILITIES. THE PERSON SIGNING THIS CONSENT SHOULD OBTAIN INDEPENDENT LEGAL ADVICE.

Dated	January 25, 2008
Print name	Jeff Scheive
Address	8065 Boulevard Viau St. Leonard Quebec, H1R 2T2
Signature	/s/: Jeff Scheive